MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to expand throughout the twelve-month period ended October 31, 1998, albeit not as rapidly as in 1997. During this period employment grew, income climbed and the consumer remained resilient. But, despite this strong economic growth, inflation did not materialize. This situation was attributable in large part to continued turmoil in the Asian and emerging-market economies. As a result, the Federal Reserve Board left interest rates unchanged until late September, when it voted to reduce rates by 25 basis points (0.25 percent). The central bank repeated its rate cutting in mid-October and November. It seems likely that they will do so again to ensure continued economic growth.

Interest rates on intermediate-term U.S. Treasury securities were highly volatile over the course of the past twelve months, with yields on five-year Treasuries ranging from 3.97 percent to 5.92 percent. At the end of the fiscal year, on October 31, 1998, the five-year Treasury note was yielding 4.23 percent, down from 5.71 percent a year earlier.


GLOBAL BOND MARKET OVERVIEW

During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and led to continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion's effects in most developing economies and a consensus that even the economies of the United States and western Europe would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

During the period under review, the U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some of the hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets not only fell but in some cases, plunged. During this period the U.S. dollar dropped, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.


HIGH-YIELD BOND MARKET OVERVIEW

Last year's optimism over the likelihood of continued economic growth in the United States was replaced this year by concerns over the foreign market crisis and its potential negative effect on the U.S. economy and on corporate earnings. These concerns resulted in a sharp 1998 third-quarter correction in the high-yield bond market. Though corporate credit quality today remains strong, the increased uncertainty over 1999's economic environment resulted in a dramatic flight to quality in the financial markets, with investors favoring highly rated U.S. government securities over other asset classes such as equities and high-yield bonds. As a result of 1998's flight to quality, for the 12-month period under review the high-yield market significantly underperformed the lower-yielding, but higher-quality portions of the fixed-income markets.


PERFORMANCE AND PORTFOLIO STRATEGY

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter Diversified Income Trust's Class B shares posted a total return of 2.23 percent, compared to --0.96 for the Lipper Multi-Sector Income Funds Average and 9.12 percent for the Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index. For the same period, the Fund's Class A, C and D shares had total returns of 2.86 percent, 2.26 percent and 3.21 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The accompanying chart compares the performance of the Fund's Class B shares with that of the Lipper and Lehman indexes.

The Global Short-Term Bond Component. Throughout this period, the Fund's global short-term bond component continued its strategy of investing in markets that have attractive values commensurate with low relative risk. The component maintained its overweighting in the United States through January 1998, when market expectations for an Asian-induced economic slowdown began to wane. As this component reduced its U.S. exposure, assets were reallocated to Europe, particularly its higher-yielding southern

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


countries, to take advantage of the stronger performance of those markets. This component also increased its allocation to New Zealand, which has a significant amount of export exposure to Asia. As the New Zealand economy slows down from the Asian crisis its bond market is expected to perform well.

The currency risks associated with European bond investments were hedged back into the U.S. dollar for most of the six-month period. This tactic effectively protected this component from the decline in the values of those currencies. In mid April, as Europe began to reflect a strengthening economy, some of these hedges were removed to take advantage of the appreciation in those currencies.

The U.S. Government/Mortgage Component. During the fiscal year, the Fund increased its exposure to U.S. Treasury securities. This shift can be attributed to ongoing economic concerns in Asia, Russia and Latin America and their effect on the U.S. economy. This investment strategy has proven successful during 1998. In the months ahead, we anticipate that adjustments to the Fund's portfolio composition will be made as market conditions warrant and as attractive investment opportunities become available.

On October 31, 1998, approximately 25 percent of the component's net assets were invested in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC), with 6.0 to 8.5 percent coupons. Approximately 9 percent of the portfolio was invested in U.S. Treasuries and the balance in U.S. agency securities.

The High-Yield Corporate Bond Component. We have maintained a relatively conservative posture over the past 12 months in light of the market's declining yield levels during the last few years and the increasing likelihood of a market correction. As a result, we have maintained a core position in the shorter-term, higher-quality end of the fixed-income markets (BB-rated issues or higher), which has held up well in this increasingly volatile market environment. In addition, we continue to concentrate on sectors of the economy that historically have proven more predictable, recession resistant and growth oriented, such as food and beverages, health care, telecommunications, media and cable television. We believe that these groups are positioned to outperform the more cyclical areas of the economy over the next year, given the slowing of many of the world's markets.

Consistent with our now more cautious posture, we have continued to avoid the foreign emerging high-yield markets. This approach is expected to provide important portfolio flexibility as we work to take advantage of today's more attractive market yields and lower price levels, following the market's third quarter correction.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


LOOKING AHEAD

In the months ahead we expect a period of greater normalcy in the global bond markets (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. We then expect this period to be followed by a renewed decline in global bond yields and in the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy.

Within the high-yield market, we believe the one- to two-year outlook is positive, given our expectations for additional rate-easing steps by the Federal Reserve, continued, though more modest, U.S. economic growth, and a favorable interest-rate environment. If domestic economic growth does continue and interest rates remain low, we would expect general investor sentiment in the financial markets to improve gradually over the next six to twelve months, with the high-yield market rebounding nicely from today's depressed levels.

We appreciate your ongoing support of Morgan Stanley Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FUND PERFORMANCE October 31, 1998


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 [LINE CHART]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                     CLASS B SHARES*
----------------------------------------------------------
PERIOD ENDED 10/31/98
-------------------------
1 year                          2.23%(1)        -2.53%(2)
5 years                         5.56%(1)         5.27%(2)
From Inception (4/9/92)         6.33%(1)         6.33%(2)


                     CLASS C SHARES+
----------------------------------------------------------
PERIOD ENDED 10/31/98
--------------------------
1 year                           2.26%(1)        1.31%(2)
From Inception (7/28/97)         3.82%(1)        3.82%(2)



                     CLASS A SHARES**
----------------------------------------------------------
PERIOD ENDED 10/31/98
--------------------------
1 year                           2.86%(1)        -1.52%(2)
From Inception (7/28/97)         4.48%(1)         0.94%(2)



                     CLASS D SHARES++
----------------------------------------------------------
PERIOD ENDED 10/31/98
--------------------------
1 year                           3.21%(1)
From Inception (7/28/97)         4.73%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on October 31, 1998.
(4) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
(5) The Lipper Multi-Sector Income Funds Average tracks the performance of the funds which seek current income by allocating assets among several different fixed-income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade, as reported by Lipper Analytical Services.
* The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.0%. The CDSC declines to 0% after six years.
**   The maximum front-end sales charge for Class A shares is 4.25%.
+ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                GOVERNMENT & CORPORATE BONDS (97.5%)
                FOREIGN (23.8%)
                AUSTRALIA (0.0%)
                Cable Television
$        9,000  Australis Holdings Property Ltd. (a) ............................  15.00 ++%  11/01/02        $315,000
            90  Australis Media Ltd. (a)  .......................................  15.75 ++   05/15/03             903
         4,700  Australis Media Ltd. (Units)++ (a)  .............................  15.75 ++   05/15/03          47,000
                                                                                                        --------------
                TOTAL AUSTRALIA  .......................................................................       362,903
                                                                                                        --------------
                CANADA (1.3%)
                Cellular Telephone (0.5%)
         6,500  Clearnet Communications Inc.  ...................................  14.75 ++   12/15/05       5,200,000
                                                                                                        --------------
                Food & Beverages (0.4%)
         3,500  Sparkling Spring Water  .........................................  11.50      11/15/07       3,500,000
                                                                                                        --------------
                Industrial Specialties (0.1%)
        12,061  International Semi-Tech Microelectronics ........................  11.50 ++   08/15/03       1,447,320
                                                                                                        --------------
                Other Telecommunications (0.3%)
         3,000  MetroNet Communications Corp.  ..................................  12.00      08/15/07       3,210,000
                                                                                                        --------------
                TOTAL CANADA  ..........................................................................    13,357,320
                                                                                                        --------------
                DENMARK (4.7%)
                Government Obligation
DKK    313,000  Kingdom of Denmark ..............................................   4.00      02/15/01      49,662,388
                                                                                                        --------------
                FINLAND (0.4%)
                Finance Companies
GBP      2,800  Finnish Export Credit Corp. (b) .................................   6.75      12/29/00       4,731,835
                                                                                                        --------------
                FRANCE (3.0%)
                Financial -Miscellaneous (0.3%)
ECU      2,000  Agence Francaise de Developpement ...............................   5.50      02/09/01       2,461,014
                                                                                                        --------------
                Government Obligations (2.7%)
         4,500  French Treasury Note (b) ........................................   4.00      07/12/00       5,392,349
FRF    110,000  French Treasury Note ............................................   5.50      10/12/01      20,889,607
ECU      1,750  Societe Nationale Chemins de France (b) .........................   9.375     03/12/01       2,326,653
                                                                                                        --------------
                                                                                                            28,608,609
                                                                                                        --------------
                TOTAL FRANCE  ..........................................................................    31,069,623
                                                                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       6

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                GERMANY (3.3%)
                Government Obligation (2.1%)
DEM     35,250  German Government Bond (b) ......................................    5.00%    08/20/01     $22,173,834
                                                                                                        --------------
                Smaller Banks (1.2%)
ECU      2,500  Bayerische Hypotheken Bank (b) ..................................    7.00     12/22/00       3,148,020
GBP      1,550  Bayerische Hypotheken Bank (b) ..................................    6.75     12/30/99       2,596,611
         1,300  Bayerische Vereins Bank (b) .....................................    7.50     12/27/00       2,227,678
         2,600  Deutsche Siedlungs Bank (b) .....................................    7.50     12/27/00       4,455,627
                                                                                                        --------------
                                                                                                            12,427,936
                                                                                                        --------------
                TOTAL GERMANY  .........................................................................    34,601,770
                                                                                                        --------------
                ITALY (0.3%)
                Government Obligation
ITL      5,250 MItaly Treasury Bond .............................................   10.50     07/15/00       3,563,578
                                                                                                        --------------
                LUXEMBOURG (1.3%)
                Extra Governmental Institutions -Banks
ECU     10,900  European Investment Bank (b) ....................................    6.00     04/04/01      13,607,911
                                                                                                        --------------
                NETHERLANDS (0.7%)
                Other Telecommunications (0.3%)
$        2,800  Versatel Telecom -144A* .........................................   13.25     05/15/08       2,604,000
                                                                                                        --------------
                Smaller Banks (0.4%)
GBP      2,600  Baden Wurt L-Finance (b) ........................................    7.75     12/14/00       4,478,473
                                                                                                        --------------
                TOTAL NETHERLANDS  .....................................................................     7,082,473
                                                                                                        --------------
                NEW ZEALAND (2.5%)
                Extra Governmental Institutions -Banks (1.7%)
NZD     33,950  International Bank for Reconstruction & Development (b) .........    7.00     09/18/00      18,319,352
                                                                                                        --------------
                Government Obligation (0.8%)
        14,000  New Zealand Government Bond (b) .................................    8.00     02/15/01       7,841,117
                                                                                                        --------------
                TOTAL NEW ZEALAND  .....................................................................    26,160,469
                                                                                                        --------------
                NORWAY (1.2%)
                Government Obligation
NOK     92,300  Norway Government Bond ..........................................    7.00     05/31/01      13,010,658
                                                                                                        --------------
                SPAIN (0.0%)
                Government Obligation
ESP     50,000  Spain Treasury Bond .............................................   12.25     03/25/00         396,475
                                                                                                        --------------
                SWEDEN (2.8%)
                Government Obligation
ECU     23,350  Swedish Treasury Bond ...........................................    7.25     06/30/00      29,347,795
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       7

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                UNITED KINGDOM (2.3%)
                Other Telecommunications (0.2%)
$        1,700  Esprit Telecom Group PLC ........................................  10.875%    06/15/08      $1,496,000
                                                                                                        --------------
                Smaller Banks (1.8%)
ECU      3,000  Abbey National Treasury
                 Service (b) ....................................................   4.50      08/03/01       3,627,576
GBP      5,600  Abbey National Treasury
                 Service (b) ....................................................   7.125     03/14/01       9,565,499
         3,460  Halifax PLC (b) .................................................   8.375     12/15/99       5,891,410
                                                                                                        --------------
                                                                                                            19,084,485
                                                                                                        --------------
                Transportation (0.3%)
$        6,400  Alpha Shipping PLC  .............................................   9.50      02/15/08       3,456,000
                                                                                                        --------------
                TOTAL UNITED KINGDOM  ..................................................................    24,036,485
                                                                                                        --------------
                TOTAL FOREIGN (Identified Cost $256,334,534)  ..........................................   250,991,683
                                                                                                        --------------
                UNITED STATES (73.7%)
                CORPORATE BONDS (31.9%)
                Aerospace (0.5%)
         5,900  Sabreliner Corp. -144A* .........................................  11.00      06/15/08       5,074,000
                                                                                                        --------------
                Broadcast Media (1.6%)
         3,200  Interep National Radio
                 Sales -144A* ...................................................  10.00      07/01/08       3,136,000
         3,000  Paxson Communications Corp. .....................................  11.625     10/01/02       2,910,000
         5,000  Spanish Broadcasting System, Inc. ...............................  12.50      06/15/02       5,400,000
         5,400  Tri-State Outdoor Media Group,
                 Inc. -144A* ....................................................  11.00      05/15/08       5,157,000
                                                                                                        --------------
                                                                                                            16,603,000
                                                                                                        --------------
                Business Services (1.4%)
         5,000  Anacomp, Inc. (Series B) ........................................  10.875     04/01/04       4,975,000
           600  Anacomp, Inc. (Series D) ........................................  10.875     04/01/04         597,000
         6,750  Comforce Operating, Inc. ........................................  12.00      12/01/07       6,682,500
         2,700  Entex Information Services,
                 Inc. -144A* ....................................................  12.50      08/01/06       2,457,000
                                                                                                        --------------
                                                                                                            14,711,500
                                                                                                        --------------
                Casino/Gambling (1.7%)
         6,800  Aladdin Gaming/Capital Corp. LLC ................................  13.50 ++   03/01/10       2,040,000
         3,250  Argosy Gaming Co. ...............................................  13.25      06/01/04       3,542,500
         2,700  Aztar Corp.  ....................................................  13.75      10/01/04       2,875,500
         8,900  Fitzgeralds Gaming Corp. (Series B) .............................  12.25      12/15/04       5,340,000
         4,000  Lady Luck Gaming Finance Corp. ..................................  11.875     03/01/01       3,960,000
                                                                                                        --------------
                                                                                                            17,758,000
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       8

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                Cellular Telephone (1.1%)
$        2,700  American Cellular Corp. -144A* ..................................  10.50 %    05/15/08      $2,565,000
         7,300  McCaw International Ltd. ........................................  13.00 ++   04/15/07       3,285,000
         5,400  Price Communication Cellular Holdings ...........................  11.25 +    08/15/08       4,698,000
         2,800  Triton Communications LLC
                 -144A* .........................................................  11.00 ++   05/01/08       1,071,000
                                                                                                        --------------
                                                                                                            11,619,000
                                                                                                        --------------
                Computers (1.1%)
         5,600  CHS Electronics, Inc. ...........................................   9.875     04/15/05       5,040,000
         3,000  IBM Credit Corp. ................................................  15.00      02/02/99       3,071,400
         3,250  Unisys Corp. (Series B) .........................................  12.00      04/15/03       3,607,500
                                                                                                        --------------
                                                                                                            11,718,900
                                                                                                        --------------
                Consumer Sundries (0.6%)
         2,500  J.B. Williams Holdings, Inc. ....................................  12.00      03/01/04       2,550,000
         5,800  Samsonite Corp.  ................................................  10.75      06/15/08       4,176,000
                                                                                                        --------------
                                                                                                             6,726,000
                                                                                                        --------------
                Containers/Packaging (0.3%)
         3,500  Packaging Resources, Inc. .......................................  11.625     05/01/03       3,482,500
                                                                                                        --------------
                Diversified Manufacturing (0.9%)
         5,000  Interlake Corp. .................................................  12.00      11/15/01       5,000,000
         2,800  J.B. Poindexter & Co., Inc. .....................................  12.50      05/15/04       2,520,000
         2,588  Jordan Industries, Inc. (Series B) ..............................  11.75 ++   04/01/09       1,630,440
                                                                                                        --------------
                                                                                                             9,150,440
                                                                                                        --------------
                Finance Companies (1.9%)
GBP      4,200  General Electric Capital Corp. (b) ..............................   6.625     03/16/01       7,124,612
$        5,000  General Electric Capital Corp. (Series A) .......................  15.00      01/21/99       5,105,100
GBP      4,675  KFW International Finance (b) ...................................   7.625     12/29/00       8,051,785
                                                                                                        --------------
                                                                                                            20,281,497
                                                                                                        --------------
                Food & Beverages (2.3%)
$        5,400  Envirodyne Industries, Inc. .....................................  10.25      12/01/01       5,076,000
         6,000  General Mills, Inc. .............................................  15.00      01/29/99       6,138,420
         3,000  Mrs. Fields Original  ...........................................  10.125     12/01/04       2,670,000
         5,000  Pepsico, Inc. ...................................................  15.00      08/06/99       5,396,150
        24,225  Specialty Foods Acquisition Corp. (Series B)  ...................  13.00 ++   08/15/05       5,329,500
                                                                                                        --------------
                                                                                                            24,610,070
                                                                                                        --------------
                Healthcare (1.4%)
         5,250  Pediatric Services of America, Inc. (Series A)  .................  10.00      04/15/08       3,255,000
         4,000  Unilab Corp. ....................................................  11.00      04/01/06       4,040,000
         7,350  Unison Healthcare Corp. -144A* (c) ..............................  12.25      11/01/06       3,491,250
         5,400  Vencor Operating Inc. ...........................................   9.875     05/01/05       4,266,000
                                                                                                        --------------
                                                                                                            15,052,250
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       9

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                Hotels/Resorts (1.7%)
$        2,700  Epic Resorts LLC -144A* .........................................  13.00 %    06/15/05      $2,592,000
         6,231  Motels of America, Inc. (Series B) ..............................  12.00      04/15/04       5,296,350
         3,443  Resort At Summerlin  ............................................  13.00 +    12/15/07       3,425,785
         7,000  Walt Disney Co.  ................................................  15.00      12/14/98       7,078,610
                                                                                                        --------------
                                                                                                            18,392,745
                                                                                                        --------------
                Industrial Specialties (0.5%)
         3,200  International Wire Group, Inc. (Series B) .......................  11.75      06/01/05       3,232,000
         2,250  Outsourcing Services Group, Inc.
                 -144A* .........................................................  10.875     03/01/06       2,160,000
                                                                                                        --------------
                                                                                                             5,392,000
                                                                                                        --------------
                Movies/Entertainment (0.2%)
         3,250  Stuart Entertainment, Inc. (Series B) ...........................  12.50      11/15/04       1,625,000
                                                                                                        --------------
                Office Equipment/Supplies (0.4%)
         4,230  Mosler, Inc.  ...................................................  11.00      04/15/03       3,637,800
                                                                                                        --------------
                Oil, Gas, Equipment & Services (1.2%)
         2,800  Northern Offshore ASA -144A* ....................................  10.00      05/15/05       1,960,000
         5,000  Texaco Capital, Inc. ............................................  15.00      01/13/99       5,093,600
         4,700  Transamerican Refining Corp. (Units) *** -144A*  ................  16.00      06/30/03       4,230,000
         2,000  Transamerican Refining Corp. (Units) *** -144A*  ................  16.00      06/30/03       1,800,000
                                                                                                        --------------
                                                                                                            13,083,600
                                                                                                        --------------
                Printing, Publishing & Advertising (0.3%)
         3,000  American Media Operations, Inc. .................................  11.625     11/15/04       3,060,000
                                                                                                        --------------
                Restaurants (2.0%)
        48,756  American Restaurant Group Holdings,
                 Inc. -144A* (d)  ...............................................   0.00      12/15/05      14,139,211
         4,000  FRD Acquisition Corp. (Series B) ................................  12.50      07/15/04       3,920,000
         6,900  Planet Hollywood International, Inc. ............................  12.00      04/01/05       3,174,000
                                                                                                        --------------
                                                                                                            21,233,211
                                                                                                        --------------
                Retail -Chain (0.3%)
         2,912  Kmart Corp. .....................................................  13.50      01/01/09       3,021,200
                                                                                                        --------------
                Retail -Food & Drug (0.9%)
         3,750  Big V Supermarkets, Inc. (Series B) .............................  11.00      02/15/04       3,675,000
         1,000  Eagle Food Centers, Inc. ........................................   8.625     04/15/00         940,000
         1,000  Pueblo Xtra International, Inc. .................................   9.50      08/01/03         880,000
         5,000  Pueblo Xtra International, Inc. (Series C) ......................   9.50      08/01/03       4,400,000
                                                                                                        --------------
                                                                                                             9,895,000
                                                                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       10

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                Telecommunication Equipment (0.7%)
$       10,500  FWT, Inc. .......................................................   9.875%    11/15/07      $7,455,000
                                                                                                        --------------
                U.S. Telecommunications (5.3%)
         5,600  21st Century Telecom Group, Inc.  ...............................  12.25 ++   02/15/08       2,296,000
         2,800  Birch Telecom Inc. (Units)*** -144A* ............................  14.00      06/15/08       2,464,000
         3,635  CapRock Communications Corp.
                 -144A* .........................................................  12.00      07/15/08       3,089,750
         2,700  e. Spire Communications, Inc. ...................................  13.75      07/15/07       2,868,750
         6,400  Facilicom International, Inc.
                 (Series B) .....................................................  10.50      01/15/08       4,960,000
        16,300  Firstworld Communications, Inc.
                 -144A* .........................................................  13.00 ++   04/15/08       5,216,000
         3,100  GST Equipment Funding Corp. .....................................  13.25      05/01/07       3,100,000
           700  Hyperion Telecommunication, Inc. (Series B) .....................  13.00 ++   04/15/03         483,000
         4,700  Hyperion Telecommunication, Inc. (Series B) .....................  12.25      09/01/04       4,606,000
        28,500  In-Flight Phone Corp. (Series B)(e) .............................  14.00      05/15/02       3,206,250
         5,400  Level 3 Communications, Inc. ....................................   9.125     05/01/08       5,089,500
         3,350  NextLink Communications LLC .....................................  12.50      04/15/06       3,542,625
         2,700  Optel, Inc. -144A* ..............................................  11.50      07/01/08       2,484,000
         6,000  Peoples Telephone Co., Inc. .....................................  12.25      07/15/02       6,900,000
         3,500  Primus Telecommunications
                 Group, Inc. ....................................................  11.75      08/01/04       3,237,500
         2,700  Primus Telecommunications
                 Group, Inc. ....................................................   9.875     05/15/08       2,214,000
                                                                                                        --------------
                                                                                                            55,757,375
                                                                                                        --------------
                Wireless Communication (3.6%)
         8,975  Advanced Radio Telecom Corp. ....................................  14.00      02/15/07       7,090,250
        18,900  CellNet Data Systems Inc. .......................................  14.00 ++   10/01/07       6,048,000
         3,100  Echostar DBS Corp. ..............................................  12.50      07/01/02       3,162,000
         3,750  Globalstar LP/Capital Corp. .....................................  11.375     02/15/04       2,475,000
         1,850  Globalstar LP/Capital Corp. .....................................  11.50      06/01/05       1,239,500
         4,000  Orbcomm Global LP/Capital Corp.  ................................  14.00      08/15/04       3,560,000
         8,750  TCI Satellite Entertainment Corp.  ..............................  12.25 ++   02/15/07       4,725,000
         5,850  USA Mobile Communications Holdings, Inc.  .......................  14.00      11/01/04       5,967,000
         1,000  Winstar Communications, Inc.  ...................................  14.00 ++   10/15/05         720,000
         3,250  Winstar Equipment Corp. .........................................  12.50      03/15/04       3,022,500
                                                                                                        --------------
                                                                                                            38,009,250
                                                                                                        --------------
                TOTAL CORPORATE BONDS (Identified Cost $390,235,757)  ..................................   337,349,338
                                                                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      11

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                MORTGAGE-BACKED SECURITIES (24.5%)
                Federal Home Loan Mortgage Corp. (0.5%)
$        2,897   ................................................................   7.00%    04/01/04-
                                                                                              06/01/04      $2,954,094
         1,736   ................................................................   8.00     10/01/24-
                                                                                              06/01/25       1,788,925
                                                                                                        --------------
                                                                                                             4,743,019
                                                                                                        --------------
                Federal National Mortgage Assoc. (13.0%)
        32,260   ................................................................   6.00     02/01/11-
                                                                                              06/01/13      32,371,062
        38,913   ................................................................   6.50     10/01/08-
                                                                                              06/01/28      39,332,202
        31,530   ................................................................   7.00     08/01/08-
                                                                                              03/01/27      32,206,748
        14,191   ................................................................   7.50     02/01/22-
                                                                                              01/01/27      14,550,154
         6,943   ................................................................   8.00     09/01/01-
                                                                                              06/01/26       7,157,011
        11,854   ................................................................   8.50     07/01/17-
                                                                                              05/01/25      12,339,641
                                                                                                        --------------
                                                                                                           137,956,818
                                                                                                        --------------
                Government National Mortgage Assoc. (11.0%)
         9,799   ................................................................   6.00     10/15/23-
                                                                                              09/15/28       9,706,830
         1,000   ................................................................   6.00         **            990,625
        37,107   ................................................................   6.50     11/20/23-
                                                                                              06/15/28      37,455,501
        26,642   ................................................................   7.00     12/15/22-
                                                                                              11/20/27      27,200,336
        31,672   ................................................................   7.50     05/15/17-
                                                                                              11/15/26      32,608,701
         5,573   ................................................................   8.00     01/15/22-
                                                                                              10/15/24       5,772,769
         2,000   ................................................................   8.50     08/15/22-
                                                                                              12/15/24       2,112,339
                                                                                                        --------------
                                                                                                           115,847,101
                                                                                                        --------------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Identified Cost $252,002,130)  ........................................................   258,546,938
                                                                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      12

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

    PRINCIPAL
    AMOUNT IN                                                                      COUPON     MATURITY
    THOUSANDS                                                                       RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCIES & OBLIGATIONS (17.3%)
                Federal Home Loan Banks (b)(1.2%)
$        5,000   ................................................................   0.00 %    07/02/12      $1,752,200
         5,000   ................................................................   6.37      09/25/07       5,366,150
         5,000   ................................................................   6.385     10/23/07       5,374,050
                                                                                                        --------------
                                                                                                            12,492,400
                                                                                                        --------------
                Federal Home Loan Mortgage Corp. (0.8%)
        10,000   ................................................................   0.00      08/15/02       8,371,800
                                                                                                        --------------
                Federal National Mortgage Assoc. (b)(3.9%)
NZD     67,600   ................................................................   7.00      09/26/00      36,458,622
$        6,000  Principal Strips  ...............................................   0.00      02/12/04-
                                                                                              02/01/05       4,449,240
                                                                                                        --------------
                                                                                                            40,907,862
                                                                                                        --------------
        13,475  Financing Corp. (0.9%) ..........................................   0.00      03/07/05-
                                                                                              04/06/06       9,677,662
                                                                                                        --------------
        22,232  Resolution Funding Corp. (1.5%) .................................   0.00      04/15/05-
                                                                                              10/15/07      16,177,925
                                                                                                        --------------
         2,320  Tennessee Valley Authority (0.2%) ...............................   0.00      01/15/03       1,904,929
                                                                                                        --------------
                U.S. Treasury Notes (b)(8.8%)
         6,000   ................................................................   5.375     02/15/01       6,136,260
        16,000   ................................................................   5.625     02/15/06-
                                                                                              05/15/08      17,149,680
        13,000   ................................................................   6.125     08/15/07      14,336,920
        13,000   ................................................................   6.375     09/30/01      13,708,370
        38,100   ................................................................   8.00      05/15/01      41,421,939
                                                                                                        --------------
                                                                                                            92,753,169
                                                                                                        --------------
                TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                (Identified Cost $174,901,497) .........................................................   182,285,747
                                                                                                        --------------
                TOTAL UNITED STATES
                (Identified Cost $817,139,384) .........................................................   778,182,023
                                                                                                        --------------
                TOTAL GOVERNMENT & CORPORATE BONDS
                (Identified Cost $1,073,473,918) ....................................................... 1,029,173,706
                                                                                                        --------------

    NUMBER OF
      SHARES
----------------
                COMMON STOCKS (f) (0.2%)
                Food & Beverages (0.0%)
       198,750  Specialty Foods Acquisition Corp. -144A* ...............................................       198,750
                                                                                                        --------------
                Hotels/Resorts (0.0%)
         2,000  Motels of America, Inc. -144A* .........................................................        20,000
                                                                                                        --------------
               Other Telecommunications (0.0%)
        5,143  MetroNet Communications Corp. (Class B)(Canada)  (Non-Voting)  ..........................       116,360
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


  NUMBER OF
    SHARES                                                               VALUE
---------------------------------------------------------------------------------
                Restaurants (0.0%)
    6,000       American Restaurant Group Holdings, Inc. -- 144A*    $      60
                                                                     ---------
                Retail -- Chain (0.1%)
1,229,412       County Seat Stores, Inc. (d) .....................   1,383,089
                                                                     ---------
                Textiles (0.1%)
  298,462       United States Leather, Inc. (d) ..................     578,419
                                                                     ---------
                TOTAL COMMON STOCKS (Identified Cost $11,824,755).   2,296,678
                                                                     ---------
                PREFERRED STOCKS (0.2%)
                Oil, Gas, Equipment & Services (0.1%)
      458       XCL Ltd. (Conv.) + -- 144A* ......................      55,022
    5,000       XCL Ltd. (Units) *** (Conv.)+ -- 144A* ...........     600,000
                                                                     ---------
                                                                       655,022
                                                                     ---------
                Restaurants (0.1%)
    1,500       American Restaurant Group Holdings, Inc.+ ........   1,500,000
                                                                     ---------
                TOTAL PREFERRED STOCKS (Identified Cost $2,500,232). 2,155,022
                                                                     ---------


 NUMBER OF                                                         EXPIRATION
  WARRANTS                                                            DATE
-----------                                                       -----------
              WARRANTS (f) (0.0%)
              Aerospace (0.0%)
    1,000     Sabreliner Corp. -- 144A* ........................   04/15/03      40,000
                                                                              ---------
              Cable & Telecommunication (0.0%)
    4,000     Uih Australia/Pacific Inc. .......................   05/15/06        40
                                                                              ---------
              Casino/Gambling (0.0%)
   68,000     Aladdin Gaming Enterprises -- 144A* ..............   03/01/10       680
   10,773     Fitzgeralds Gaming Corp. .........................   12/19/98    21,546
    3,500     Fitzgeralds South Inc. -- 144A* ..................   03/15/99        35
                                                                              ---------
                                                                               22,261
                                                                              ---------
              Cellular Telephone (0.0%)
    5,300     McCaw International Ltd. -- 144A* ................   04/15/07     1,325
                                                                              ---------
              Hotels/Resorts (0.0%)
    2,700     Epic Resorts LLC/Capital -- 144A* ................   06/15/05        27
    3,250     Resort At Summerlin -- 144A* .....................   12/15/07        33
                                                                              ---------
                                                                                   60
                                                                              ---------
              Major U.S. Telecommunications (0.0%)
   16,300     Firstworld Communications -- 144A* ...............   04/15/08       163
                                                                              ---------
              Other Telecommunications (0.0%)
    2,800     Versatel Telecom -- 144A* (Netherlands) ..........   05/15/08    28,000
                                                                              ---------
              Restaurants (0.0%)
    1,500     American Restaurant Group Holdings, Inc.
              -- 144A* .........................................   08/15/00        15
                                                                              ---------
              TOTAL WARRANTS (Identified Cost $96,448) ....................    91,864
                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

   PRINCIPAL
   AMOUNT IN                                           COUPON        MATURITY
   THOUSANDS                                            RATE           DATE            VALUE
-----------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS (g) (3.1%)
                 U.S. GOVERNMENT AGENCIES
$  16,000        Federal Farm Credit Bank .......... 4.74%        11/02/98       $   15,997,894
    9,000        Federal Home Loan Mortgage Corp.    4.74         11/02/98            8,998,815
    7,800        Federal Home Loan Mortgage Corp.    5.42         11/02/98            7,798,825
                                                                                 --------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Amortized Cost $32,795,534)................................        32,795,534
                                                                                 --------------
                 TOTAL INVESTMENTS
                 (Identified Cost $1,120,690,887) (h)..........     101.0%        1,066,512,804
                 LIABILITIES IN EXCESS OF CASH AND OTHER
                 ASSETS .......................................      (1.0)          (10,962,126)
                                                                                 --------------
                 NET ASSETS ...................................     100.0%       $1,055,550,678
                                                                                 ==============

---------------------
M     In millions.
*     Resale is restricted to qualified institutional investors.
** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
*** Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
+     Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)   Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)   Non-income producing security; bond in default.
(d)   Acquired through exchange offer.
(e)   Non-income producing security; issuer in bankruptcy.
(f)   Non-income producing securities.
(g) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,511,483 and the aggregate gross unrealized depreciation is $77,689,566, resulting in net unrealized depreciation of $54,178,083.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                               UNREALIZED
    CONTRACTS       IN EXCHANGE    DELIVERY   APPRECIATION
    TO DELIVER          FOR          DATE    (DEPRECIATION)
-----------------------------------------------------------
GBP  12,000,000    $   19,963,200  11/09/98     $(125,600)
NZD  13,000,000    $    6,960,850  11/23/98        79,690
NZD   3,700,000    $    1,981,165  11/23/98        22,681
NZD  11,350,000    $    5,584,200  11/30/98      (424,641)
NZD  17,450,000    $    9,149,908  12/02/98       (88,820)
DEM  14,279,000    $    8,750,728  12/03/98        99,305
GBP   6,950,000    $   11,620,400  12/07/98         2,687
GBP   9,900,000    $   16,551,216  12/08/98         2,970
DEM  10,000,000    $    6,102,398  12/08/98        42,086
NZD  22,800,000    $   12,003,972  12/09/98       (69,388)
ECU   4,888,000    $    5,920,786  12/14/98       103,577
DEM  21,935,000    $   13,336,779  12/15/98        38,971
$    17,537,257    CHF 23,300,000  12/15/98      (218,902)
                                                ---------
   Net unrealized depreciation ............     $(535,384)
                                                =========

Currency Abbreviations:
-----------------------
GBP     British Pound.
DKK     Danish Krone.
ECU     European Currency Unit.
FRF     French Franc.
DEM     German Deutschemark.
ITL     Italian Lira.
NZD     New Zealand Dollar.
NOK     Norwegian Krone.
ESP     Spanish Peseta.
CHF     Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $1,120,690,887)....................................  $1,066,512,804
Unrealized appreciation on open forward foreign currency contracts ..         391,967
Cash (including $7,349 in foreign currency)..........................         158,326
Receivable for:
   Interest .........................................................      21,627,732
   Shares of beneficial interest sold ...............................       2,779,454
   Compensated forward foreign currency contracts ...................         110,081
Prepaid expenses and other assets ...................................          92,134
                                                                       --------------
   TOTAL ASSETS .....................................................   1,091,672,498
                                                                       --------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts ..         927,351
Payable for:
   Investments purchased ............................................      26,526,089
   Compensated forward foreign currency contracts ...................       3,724,092
   Plan of distribution fee .........................................         754,720
   Dividends to shareholders ........................................         727,034
   Shares of beneficial interest repurchased ........................         712,102
   Investment management fee ........................................         358,993
Payable to bank .....................................................       2,172,106
Accrued expenses and other payables .................................         219,333
                                                                       --------------
   TOTAL LIABILITIES ................................................      36,121,820
                                                                       --------------
   NET ASSETS .......................................................  $1,055,550,678
                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .....................................................  $1,130,918,872
Net unrealized depreciation .........................................     (54,837,590)
Dividends in excess of net investment income ........................      (1,230,297)
Accumulated net realized loss .......................................     (19,300,307)
                                                                       --------------
   NET ASSETS .......................................................  $1,055,550,678
                                                                       ==============
CLASS A SHARES:
Net Assets ..........................................................     $15,130,255
Shares Outstanding (unlimited authorized, $.01 par value)............       1,679,965
   NET ASSET VALUE PER SHARE ........................................           $9.01
                                                                                =====
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value) ................           $9.41
                                                                                =====
CLASS B SHARES:
Net Assets ..........................................................  $1,024,021,371
Shares Outstanding (unlimited authorized, $.01 par value)............     113,700,790
   NET ASSET VALUE PER SHARE ........................................           $9.01
                                                                                =====
CLASS C SHARES:
Net Assets ..........................................................     $15,659,283
Shares Outstanding (unlimited authorized, $.01 par value)............       1,740,750
   NET ASSET VALUE PER SHARE ........................................           $9.00
                                                                                =====
CLASS D SHARES:
Net Assets ..........................................................        $739,769
Shares Outstanding (unlimited authorized, $.01 par value)............          82,178
   NET ASSET VALUE PER SHARE ........................................           $9.00
                                                                                =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ..................................................   $  87,827,194
                                                                     -------------
EXPENSES
Plan of distribution fee (Class A shares) ........................          26,694
Plan of distribution fee (Class B shares) ........................       8,383,247
Plan of distribution fee (Class C shares) ........................          86,869
Investment management fee ........................................       4,031,496
Transfer agent fees and expenses .................................         652,338
Custodian fees ...................................................         228,162
Registration fees ................................................         194,884
Shareholder reports and notices ..................................          86,963
Professional fees ................................................          77,085
Trustees' fees and expenses ......................................          19,425
Other ............................................................          23,125
                                                                     -------------
   TOTAL EXPENSES ................................................      13,810,288
                                                                     -------------
   NET INVESTMENT INCOME .........................................      74,016,906
                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
   Investments ...................................................      (5,359,906)
   Foreign exchange transactions .................................      (3,288,604)
                                                                     -------------
   NET LOSS ......................................................      (8,648,510)
                                                                     -------------
Net change in unrealized appreciation/depreciation on:
   Investments ...................................................     (44,181,441)
   Translation of forward foreign currency contracts, other assets
     and liabilities denominated in foreign currencies ...........         348,092
                                                                     -------------
   NET DEPRECIATION ..............................................     (43,833,349)
                                                                     -------------
   NET LOSS ......................................................     (52,481,859)
                                                                     -------------
NET INCREASE .....................................................   $  21,535,047
                                                                     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                    ENDED              ENDED
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997*
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................   $   74,016,906     $  66,141,534
Net realized loss ..........................................       (8,648,510)       (8,043,772)
Net change in unrealized depreciation ......................      (43,833,349)       (3,943,025)
                                                               --------------     -------------
   NET INCREASE ............................................       21,535,047        54,154,737
                                                               --------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A shares ...........................................         (841,473)          (58,752)
  Class B shares ...........................................      (68,434,466)      (79,103,939)
  Class C shares ...........................................         (726,141)          (41,777)
  Class D shares ...........................................          (29,053)             (882)
                                                               --------------     -------------
Paid-in-capital:
  Class A shares ...........................................          (31,733)               --
  Class B shares ...........................................       (2,580,756)               --
  Class C shares ...........................................          (27,384)               --
  Class D shares ...........................................           (1,096)               --
                                                               --------------     -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .......................      (72,672,102)      (79,205,350)
                                                               --------------     -------------
Net increase from transactions in shares of beneficial
  interest .................................................      181,982,946       204,174,498
                                                               --------------     -------------
   NET INCREASE ............................................      130,845,891       179,123,885
NET ASSETS:
Beginning of period ........................................      924,704,787       745,580,902
                                                               --------------     -------------
   END OF PERIOD
    (Including dividends in excess of net investment
    income of $1,230,297 and accumulated undistributed
    net investment income of $278,119, respectively)........   $1,055,550,678     $ 924,704,787
                                                               ==============     =============

-------------------
*   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Diversified Income Trust (the "Fund"), formerly Dean Witter Diversified Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees);
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.


E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.


F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $16,985,708 at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


$1,499,828 and $13,622, respectively, and received $121,078 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $1,487,171,489 and $1,267,998,886, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $557,262,776 and $554,199,808, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,678. At October 31, 1998, the Fund had an accrued pension liability of $36,671 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $19,547,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                         AMOUNT IN THOUSANDS
 ----------------------------------------------------------------
   2002          2003          2004          2005          2006
   ----          ----          ----          ----          ----
  $3,024        $3,677        $2,482        $7,131        $3,233
  ======        ======        ======        ======        ======

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $5,494,189.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEAR                             FOR THE YEAR
                                                       ENDED                                    ENDED
                                                  OCTOBER 31, 1998                        OCTOBER 31, 1997*
                                           -----------------------------            ---------------------------
                                             SHARES            AMOUNT               SHARES           AMOUNT
                                           ---------      --------------            -------      --------------
CLASS A SHARES
Sold ..............................        1,401,139      $   13,091,543            558,411      $    5,262,008
Reinvestment of dividends .........           27,410             253,604              1,750              16,494
Redeemed ..........................         (270,021)         (2,522,912)           (38,724)           (367,538)
                                           ---------      --------------            -------      --------------
Net increase -- Class A ...........        1,158,528          10,822,235            521,437           4,910,964
                                           ---------      --------------            -------      --------------
CLASS B SHARES
Sold ..............................       62,883,534         586,332,969         55,563,733         525,362,254
Reinvestment of dividends .........        3,352,666          31,127,964          3,620,754          34,158,956
Redeemed ..........................      (49,343,181)       (459,483,799)       (38,605,240)       (364,124,514)
                                         -----------      --------------        -----------      --------------
Net increase -- Class B ...........       16,893,019         157,977,134         20,579,247         195,396,696
                                         -----------      --------------        -----------      --------------
CLASS C SHARES
Sold ..............................        1,498,137          13,967,448            404,022           3,813,369
Reinvestment of dividends .........           46,283             427,613              2,302              21,713
Redeemed ..........................         (202,794)         (1,873,959)            (7,200)            (68,099)
                                         -----------      --------------        -----------      --------------
Net increase -- Class C ...........        1,341,626          12,521,102            399,124           3,766,983
                                         -----------      --------------        -----------      --------------
CLASS D SHARES
Sold ..............................           76,565             707,582             10,494              99,638
Reinvestment of dividends .........            1,631              15,003                 23                 217
Redeemed ..........................           (6,535)            (60,110)                --                  --
                                         -----------      --------------        -----------      --------------
Net increase -- Class D ...........           71,661             662,475             10,517              99,855
                                         -----------      --------------        -----------      --------------
Net increase in Fund ..............       19,464,834      $  181,982,946         21,510,325      $  204,174,498
                                         ===========      ==============        ===========      ==============

---------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through October 31, 1997.


7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                       FOR THE YEAR ENDED OCTOBER 31
                                                      ------------------------------------------------------------
                                                         1998++        1997*++      1996        1995        1994
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of period ...............      $9.46         $9.78       $9.62       $9.37      $10.20
                                                          -----         -----       -----       -----      ------
Income (loss) from investment operations:
 Net investment income .............................       0.68          0.74        0.78        0.77        0.74
 Net realized and unrealized gain (loss) ...........      (0.46)        (0.15)       0.10        0.20       (0.80)
                                                          -----         -----       -----       -----      ------
Total income (loss) from investment operations .....       0.22          0.59        0.88        0.97       (0.06)
                                                          -----         -----       -----       -----      ------
Less dividends and distributions from:
 Net investment income .............................      (0.65)        (0.91)      (0.72)      (0.72)      (0.64)
 Net realized gain .................................         --            --          --          --       (0.01)
 Paid-in-capital ...................................      (0.02)           --          --          --       (0.12)
                                                          -----         -----       -----       -----      ------
Total dividends and distributions ..................      (0.67)        (0.91)      (0.72)      (0.72)      (0.77)
                                                          -----         -----       -----       -----      ------
Net asset value, end of period .....................      $9.01         $9.46       $9.78       $9.62       $9.37
                                                          =====         =====       =====       =====       =====
TOTAL RETURN+ ......................................       2.23%         6.46%       9.49%      10.76%      (0.69)%

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................       1.38%(1)      1.40%       1.42%       1.44%       1.51%
Net investment income ..............................       7.33%(1)      7.90%       8.38%       8.30%       7.91%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............ $1,024,021      $915,899    $745,581    $542,544    $407,038
Portfolio turnover rate ............................        130%          104%         82%         87%         60%

-------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                                FOR THE PERIOD
                                                          FOR THE YEAR          JULY 28, 1997*
                                                             ENDED                 THROUGH
                                                        OCTOBER 31, 1998       OCTOBER 31, 1997
------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period .............            $9.46                  $9.40
                                                              -----                  -----
Income from investment operations:
 Net investment income ...........................             0.74                   0.22
  Net realized and unrealized gain (loss).........            (0.46)                  0.04
                                                              -----                  -----
Total income from investment operations ..........             0.28                   0.26
                                                              -----                  -----
Less dividends and distributions from:
 Net investment income ...........................            (0.70)                 (0.20)
 Paid-in-capital .................................            (0.03)                    --
                                                              -----                  -----
Total dividends and distributions ................            (0.73)                 (0.20)
                                                              -----                  -----
Net asset value, end of period ...................            $9.01                  $9.46
                                                              =====                  =====
TOTAL RETURN+ ....................................             2.86%                  2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................             0.77%(3)               0.85%(2)
Net investment income ............................             7.94%(3)               8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........          $15,130                 $4,933
Portfolio turnover rate ..........................              130%                   104%

CLASS C SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period .............            $9.45                  $9.40
                                                              -----                  -----
Income from investment operations:
 Net investment income ...........................             0.68                   0.20
  Net realized and unrealized gain (loss).........            (0.46)                  0.04
                                                              -----                  -----
Total income from investment operations ..........             0.22                   0.24
                                                              -----                  -----
Less dividends and distributions from:
 Net investment income ...........................            (0.65)                 (0.19)
 Paid-in-capital .................................            (0.02)                    --
                                                              -----                  -----
Total dividends and distributions ................            (0.67)                 (0.19)
                                                              -----                  -----
Net asset value, end of period ...................            $9.00                  $9.45
                                                              =====                  =====
TOTAL RETURN+ ....................................             2.26%                  2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................             1.38%(3)               1.44%(2)
Net investment income ............................             7.33%(3)               8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........          $15,659                 $3,773
Portfolio turnover rate ..........................              130%                   104%

--------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                            ENDED              THROUGH
                                                      OCTOBER 31, 1998     OCTOBER 31, 1997
-------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period .............          $9.45                $9.40
                                                            -----                -----
Income from investment operations:
 Net investment income ...........................           0.76                 0.23
  Net realized and unrealized gain (loss).........          (0.46)                0.02
                                                            -----                -----
Total income from investment operations ..........           0.30                 0.25
                                                            -----                -----
Less dividends and distributions from:
 Net investment income ...........................          (0.72)               (0.20)
 Paid-in-capital .................................          (0.03)                  --
                                                            -----                -----
Total dividends and distributions ................          (0.75)               (0.20)
                                                            -----                -----
Net asset value, end of period ...................          $9.00                $9.45
                                                            =====                =====
TOTAL RETURN+ ....................................           3.21%                2.69%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................           0.53%(3)             0.59%(2)
Net investment income ............................           8.18%(3)             9.26%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........           $740                  $99
Portfolio turnover rate ..........................            130%                 104%

--------------
*      The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
++ The per share amounts were computed using an average number of shares outstanding during the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund"), formerly Dean Witter Diversified Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Anne Pickrell
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
DIVERSIFIED
INCOME TRUST



[GRAPHIC]



ANNUAL REPORT
OCTOBER 31, 1998